Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 to Amended and Restated Credit Agreement, dated as of March 6, 2019 (this “Amendment”) is among Sprouts Farmers Markets Holdings, LLC, a Delaware limited liability company (the “Borrower”), the financial institutions listed on the signature pages hereof as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Capitalized terms not otherwise defined herein having the definitions provided therefor in the Credit Agreement referenced below.

WHEREAS, the Borrower, Sprouts Farmers Market, Inc., the financial institutions from time to time party thereto as Lenders, and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of March 27, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1.Amendments to the Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)The definition of “Capital Lease Obligations” in Section 1.01 of the Credit Agreement is hereby amended to insert the phrase “or finance leases” immediately after the phrase “as capital leases” appearing therein.

(b)The definition of “Consolidated Total Assets” in Section 1.01 of the Credit Agreement is hereby amended to insert the following new sentence at the end thereof:

Notwithstanding the foregoing, “Consolidated Total Assets” shall not include any “right-of-use” assets leased pursuant to any operating lease.

(c)The definition of “Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended to insert the following new clause (F) in the proviso of the first sentence thereof (and to make any related punctuation and grammatical changes as a result thereof):

(F)liabilities associated with the “right-of-use” of assets leased pursuant to any operating lease

(d)Section 1.04 of the Credit Agreement is hereby amended to delete clause (b) of the last sentence thereof (and to make any related punctuation and grammatical changes as a result thereof).

(e)Section 6.05 of the Credit Agreement is hereby amended to add the following new clause (k) thereto (and to make any related punctuation and grammatical changes as a result thereof):

(k)Dispositions of “right-of-use” assets in respect of operating leases and terminations and other Dispositions of any related agreements.

(f)Section 9.01(a)(i) of the Credit Agreement is hereby amended to insert the following phrase at the end thereof:

, with a copy (in the case of a notice of an actual or potential Default, non-compliance with this Agreement or any other similar matter) to Cadwalader, Wickersham & Taft LLP, Attention of Pearl X. Yuan-Garg, 200 Liberty Street, New York, New York 10281 (Facsimile No. (212) 504-6666; Telephone No. (212) 504-5560)

2.Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that:

(a)the Administrative Agent shall have received counterparts to (i) this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and (ii) the Consent and Reaffirmation attached as Exhibit A hereto, duly executed by Holdings and each Subsidiary Loan Party; and

(b)the Administrative Agent shall have received payment of the Administrative Agent’s and its Affiliates’ expenses (including reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents.

3.Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (iii) implied covenants of good faith and fair dealing and (iv) any foreign laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries that are not Loan Parties.

(b)As of the date hereof, after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect), except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) as of such earlier date.

4.Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

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(b)Except as amended hereby, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

5.Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.Headings.  Section headings in this Amendment are included herein for convenience of reference only are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

7.Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

SPROUTS FARMERS MARKETS HOLDINGS, LLC

By:	/s/ Bradley Lukow
Name:	Bradley Lukow
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Sprouts Farmers Markets Holdings, LLC

JPMORGAN CHASE BANK, N.A., individually as a
Lender and as Administrative Agent

By:	/s/ Brendan Kelly
Name:	Brendan Kelly
Title:	Authorized Signer

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Sprouts Farmers Markets Holdings, LLC

BANK OF AMERICA, as a Lender

By:	/s/ Alain Pelanne
Name:	Alain Pelanne
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Sprouts Farmers Markets Holdings, LLC

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Katherine K. Robinson
Name:	Katherine Robinson
Title:	Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Sprouts Farmers Markets Holdings, LLC

COÖPERATIEVE RABOBANK U.A., NEW YORK
BRANCH (formerly known as Coöperatieve Centrale
Raiffeisen-Boerenleenbank B.A., “Rabobank
Nederland,” New York Branch), as a Lender

By:	/s/ Andre Baladi
Name:	Andre Baladi
Title:	Executive Director

By:	/s/ Mark Abrams
Name:	Mark Abrams
Title:	Managing Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Sprouts Farmers Markets Holdings, LLC

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Ekta Patel
Name:	Ekta Patel
Title:	Managing Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Sprouts Farmers Markets Holdings, LLC

SUNTRUST BANK, as a Lender

By:	/s/ Christian Sumulong
Name:	Christian Sumulong
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Sprouts Farmers Markets Holdings, LLC

BRANCH BANKING & TRUST COMPANY, as a Lender

By:	/s/ Vicount P. Cornwall
Name:	Vicount P. Cornwall
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Sprouts Farmers Markets Holdings, LLC

BANK OF THE WEST, as a Lender

By:	/s/ David Scott
Name:	David Scott
Title:	Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Sprouts Farmers Markets Holdings, LLC

EXHIBIT A

Consent and Reaffirmation

The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to Amended and Restated Credit Agreement with respect to that certain Amended and Restated Credit Agreement, dated as of March 27, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sprouts Farmers Markets Holdings, LLC, a Delaware limited liability company (the “Borrower”), Sprouts Farmers Market, Inc., the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of March 6, 2019 (the “Amendment”) and is by and among the Borrower, the Lenders party thereto, and the Administrative Agent.  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guarantee and Collateral Agreement and any other Loan Document executed by it and acknowledges and agrees that the Guarantee and Collateral Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: March 6, 2019

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

Sprouts Farmers Market, INC.
SFM, LLC
SF MARKET TEXAS, LLC
HENRY’S HOLDINGS LLC
SFM MANAGER, LLC
SUNFLOWER FARMERS MARKETS, LLC
SPROUTS FARMERS MARKET TEXAS, LP

By:	/s/ Bradley Lukow
Name:	Bradley Lukow
Title:	Chief Financial Officer

Signature Page to Consent and Reaffirmation